Exhibit 99.1

FTI Consulting, Inc.

Current Investor Presentation

November 2016

Cautionary Note About Forward Looking Statements

This presentation includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities  Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance,  expectations, plans or intentions relating to acquisitions and other matters, business trends and other information that is not historical, including statements regarding estimates of our medium term growth targets or other future financial results. When used in this presentation, words such as “anticipates,” “estimates,”  “expects,” “goals,” “intends,” “believes,” “forecasts,” “targets,” “objectives” and variations of such words or  similar expressions are intended to identify forward looking statements. All forward looking statements, including, without limitation, estimates of our medium term growth targets and our future financial results, are based upon our expectations at the time we make them and various assumptions.  Our expectations, beliefs, projections and growth targets are expressed in good faith, and we believe there is a reasonable basis for them.  However, there can be no assurance that management’s expectations, beliefs, estimates or growth targets will be achieved, and the Company’s  actual results may differ materially from our expectations, beliefs, estimates and growth targets. The Company has experienced fluctuating revenues,  operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of  services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed,  adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace  and timing of the consummation and integration of past and future acquisitions, the Company’s ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading “Item 1A Risk  Factors” in the Company’s most recent Form 10 K filed with the SEC and in the Company’s other filings with the SEC, including the risks set forth under “Risks Related to  Our Reportable Segments” and “Risks Related to Our Operations.” We are under no duty to update any of the forward looking  statements to conform such statements to actual results or events and do not intend to do so.

Investment Thesis

FTI Consulting is a leading global business advisory firm with  strong people and strong positions; corporations,

law firms and governments come to FTI Consulting when there is  a critical need

Organic growth strategy with an emphasis on profitable revenue growth  – organic revenue growth for the first nine months of 2016 was 3.9%, excluding FX

Committed to building a profitable business with sustainable underlying growth, regardless of economic conditions

Willingness to invest EBITDA in key growth areas where we have  a right to win

FTI Consulting maintains a healthy balance sheet with strong cash flows and access to capital

Believe we are on a path towards double?digit year?over?year Adjusted  EPS growth

FTI Consulting: Experts with Impact

FCN $1.8BLN 1982 4,600+

Publicly Traded Equity Market Capitalization(1) Year Founded Total Employees Worldwide

440+ 81 9 2 Nobel

Senior Managing Directors Offices in 81 Cities Around 9 Specialized Industry Laureates the Globe Practice Groups

10/10 92/100 48/100

Advisor to World’s Top 10 Advisor to 92 of the World’s  48 of Global 100 Bank Holding Companies Top 100 Law Firms Corporations are Clients

(1)Total Shares outstanding times the closing share price as of October 20, 2016.

Our Global Reach

With offices in every major financial center and every corner of the globe, we successfully serve our clients wherever challenges and opportunities arise.



North America

Canada
Calgary
Toronto
Vancouver

United States
Annapolis
Atlanta
Austin
Baltimore
Boston
Brentwood
Charlotte
Chicago
Coral Gables
Dallas
Denver
Great Neck
Houston
Indianapolis
Lake Oswego
Los Angeles
McLean
Miami
Mountain View
New York
Oakland
Pasadena
Philadelphia
Phoenix
Pittsburgh
Princeton
Rockville
Roseland
Saddle Brook
San Francisco
Santa Barbara
Seattle
Tucson
Walnut Creek
Washington, D.C.
Wayne
West Palm Beach
Winston-Salem

Latin America

Argentina
Buenos Aires

Brazil
Rio de Janeiro
São Paulo

Caribbean
British Virgin Islands
Cayman Islands

Colombia
Bogotá

Mexico
Mexico City

Panama
Panama City

Europe, Middle East, Africa

Belgium
Brussels

Denmark
Copenhagen

France
Paris

Germany
Berlin
Frankfurt

Ireland
Dublin

Netherlands
Den Haag

Qatar
Doha

Russia
Moscow

South Africa
Cape Town
Johannesburg

Spain
Madrid

United Arab Emirates
Abu Dhabi
Dubai

United Kingdom
London
Stirling

Asia Pacific

Australia
Brisbane
Melbourne
Perth
Sydney

China
Beijing
Guangzhou
Hong Kong
Shanghai

India
Mumbai
New Delhi

Indonesia
Jakarta

Japan
Tokyo

Korea
Seoul

Malaysia
Kuala Lumpur

Philippines [1]
Manila

Singapore

1. Affiliate

FTI CONSULTING

5

Business Snapshot: Five Segments, One Purpose

    Corporate Finance

    & Restructuring

    FTI Consulting is organized

Technology     into five segments, each ofEconomic

    which is a global leader inConsulting

    its own right for one simple

    reason: our commitment to

    having a tangible, positive

    impact on how our clients’

    confront and manage

    change and risk.

Strategic     Forensic and Litigation

Communications    Consulting

Segment Snapshot: Revenues and Adjusted Segment EBITDA

Q3 2016 Segment Revenues    Nine Months Ended September 30, 2016

    Segment Revenues

11%    10%

10%    25% 10%27%

28%     27%

26%    26%

Q3 2016 Total Adjusted Segment EBITDA    Nine Months Ended September 30, 2016

    Total Adjusted Segment EBITDA

11%    10%

26%    9%

11%     35%

    Corporate Finance & Restructuring

    24%

    Forensic and Litigation Consulting

27%

25%    Economic Consulting

    Technology22%

    Strategic Communications

See accompanying financial tables and “End Notes: FTI Consulting Non?GAAP Data Reconciliations” for the  definition and reconciliations of Total Adjusted Segment EBITDA, which is a non?GAAP financial measure, to the most directly comparable GAAP measure.

Segment Overview

Corporate Finance & Restructuring

Services

Bankruptcy Support Services    Transaction Services

Interim Management Services    Valuation & Financial Advisory  Services

Investment Banking    Clients

Litigation Support    Corporations/C?suite

Business Transformation Services    Boards of Directors

Performance Improvement    Equity Sponsors

Private Equity Advisory    Secured Lenders

Restructuring/Turnaround Services    Unsecured Creditors

2010    2011201220132014Q1 2015Q2 2015Q3 2015Q4 20152015Q1 2016Q2 2016Q3 2016

Segment Revenue    $396,216 $364,409 $394,719 $382,526  $391,115$106,212$109,113$113,487$111,586$440,398$127,156$132,142$110,617

Segment Gross Profit

Margin     41.8% 37.4%39.5%35.9%32.6%39.8%37.6%39.5%36.5%38.3%40.7%38.8%33.6%

Segment SG&A    $59,629 $60,499 $61,027 $71,966  $75,382$20,528$19,695$18,852$22,475$81,550$20,823$19,983$20,109

Adjusted Segment

EBITDA    $108,152 $75,942 $95,916 $67,183  $55,492$22,480$22,032$26,662$18,927$90,101$31,603$32,041$17,762

Adjusted Segment

EBITDA Margin    27.3% 20.8%24.3%17.6%14.2%21.2%20.2%23.5%17.0%20.5%24.9%24.2%16.1%

Segment Billable

Headcount     620 587697737706735775830838838857853904

(in thousands, except percentages and headcount data) (unaudited)

Corporate Finance & Restructuring (continued)

Segment Offering

The Corporate Finance & Restructuring segment focuses on

strategic, operational, financial and capital needs of

businesses by addressing the full spectrum of financial and

transactional challenges faced by companies, boards,

private equity sponsors, creditor constituencies and other

stakeholders.

Medium–Term Initiatives

Reinforce core positions e.g., TMT, company?side, interim

management, creditor rights

Drive organic growth in new/adjacent businesses where we

have the right to win, e.g., EMEA restructuring, performance improvement, carve?out

Drive overseas bets to fruition e.g., EMEA transaction

advisory services, EMEA Tax

Focus on profitability enhancements cost control,

engagement profitability improvements

Q3 2016 Key Financial Commentary

Revenues decreased $2.9 million, or 2.5%, to $110.6 million for the three months ended September 30, 2016, which included a

1.6% estimated negative impact from FX. Excluding the estimated impact of FX, revenues decreased by $1.0 million, or 0.9%

compared to the prior year quarter.

Gross profit decreased $7.7 million, or 17.1%, to $37.2 million  for the three months ended September 30, 2016.

Gross profit margin decreased 5.9 percentage points for the three months ended September 30, 2016. The decrease was primarily

due to lower utilization and higher costs related to the ramp  up of experienced hires, which contributed to 5.2 percentage points of the gross profit margin decrease.

Adjusted Segment EBITDA for the quarter was $17.8 million, or

16.1 percent of segment revenues, compared to $26.7 million, or

23.5 percent of segment revenues, in the prior year quarter.

Forensic and Litigation Consulting

Services

- Business Insurance Claims
- Compliance, Monitoring & Receivership
- Construction & Environmental Solutions
- Dispute Advisory Services
- Financial Enterprise & Data Analytics ("FEDA")
- Financial Services
- Forensic Accounting & Advisory Services ("FAAS")
- Global Risk & Investigations Practice ("GRIP")
- Government Contracts
- Health Solutions
- Insurance
- Intellectual Property
- Trial Services

Clients

- Corporations
- Boards of Directors
- Governments
- Law Firms

PokerStars.com

mvmc

MKG



STANFORD

	2010	2011	2012	2013	2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	2015	Q1 2016	Q2 2016	Q3 2016
Segment Revenue	$379,780	$428,730	$407,586	$433,632	$483,380	$123,265	$126,131	$116,158	$116,715	$482,269	$119,004	$118,193	$115,045
Segment Gross Profit Margin	37.5%	36.5%	33.8%	35.9%	36.6%	36.3%	35.2%	30.0%	26.7%	32.2%	32.7%	31.1%	32.9%
Segment SG&A	$69,712	$78,745	$80,842	$84,616	$90,707	$23,634	$25,347	$22,349	$23,387	$94,717	$20,192	$22,523	$22,554
Adjusted Segment EBITDA	$76,402	$80,923	$60,566	$74,481	$90,468	$22,071	$19,979	$13,406	$8,811	$64,267	$19,808	$15,190	$16,554
Adjusted Segment EBITDA Margin	20.1%	18.9%	14.9%	17.2%	18.7%	17.9%	15.8%	11.5%	7.5%	13.3%	16.6%	12.9%	14.4%
Segment Billable Headcount	911	957	952	1,061	1,154	1,145	1,169	1,209	1,131	1,131	1,132	1,117	1,145

(in thousands, except percentages and headcount data) (unaudited)

FTI CONSULTING

11

Forensic and Litigation Consulting (continued)

Segment Offering

The Forensic and Litigation Consulting segment provides a

complete range of multidisciplinary, independent dispute

advisory, investigative, data acquisition/analysis and

forensic accounting services. Our professionals combine

end-to-end capabilities when clients face high stakes

litigation, arbitration and compliance investigations and

regulatory scrutiny.

Medium–Term Initiatives

Reinvest behind core areas of strength e.g., FAAS, FEDA,

GRIP

Grow key regions where we have a right to win in e.g., with

a focus in construction & environmental solutions

Invest behind people to expand key businesses e.g.,

insurance, geopolitical intelligence

Q3 2016 Key Financial Commentary

Revenues decreased $1.1 million, or 1.0%, to $115.0 million for the three months ended September 30, 2016 as higher success fees were offset by lower demand in the segment’s health solutions practice. Excluding the estimated impact of FX, revenues were flat compared to the prior year quarter.

Gross profit increased $3.1 million, or 8.8%, to $37.9 million for the three months ended September 30, 2016.

Gross profit margin increased 2.9 percentage points for the three months ended September 30, 2016. This increase was primarily due to higher success fees realized in the segment’s health

solutions practice.

Adjusted Segment EBITDA was $16.6 million, or 14.4 percent of segment revenues, compared to $13.4 million, or 11.5 percent of segment revenues, in the prior year quarter.

Economic Consulting

Services

Antitrust & Competition Economics Regulated Industries

Business Valuation Securities Litigation & Risk Management

Center for Healthcare Economics and Policy Clients

Intellectual Property Corporations

International Arbitration Government Entities

Labor & Employment Law Firms

Public Policy

2010 2011201220132014Q1 2015Q2 2015Q3 2015Q4 20152015Q1 2016Q2 2016Q3 2016

Segment Revenue $255,660 $ 353,981 $391,622 $447,366 $451,040$106,081$108,698$114,541$118,589$447,909$130,731$118,006$122,480

Segment Gross Profit

Margin 33.2% 31.4%32.3%32.9%27.0%24.6%26.9%27.4%28.1%26.8%28.2%27.2%27.6%

Segment SG&A $37,879 $46,802 $51,912 $58,282 $66,159$15,501$14,858$15,538$15,316$61,213$16,426$17,604$16,745

Adjusted Segment

EBITDA $49,481 $67,028 $77,461 $92,204 $59,282$11,556$15,292$16,654$18,828$62,330$21,319$15,381$18,354

Adjusted Segment

EBITDA Margin 19.4% 18.9%19.8%20.6%13.1%10.9%14.1%14.5%15.9%13.9%16.3%13.0%15.0%

Segment Billable

Headcount 297 433474530574566554594599599607604647

(in thousands, except percentages and headcount data) (unaudited)

Economic Consulting (continued)

Segment Offering

The Economic Consulting segment, including subsidiary Compass Lexecon, provides analysis of complex economic issues. We help our clients with legal, regulatory and international arbitration proceedings; strategic decision making; and public policy debates around the world. We deliver sophisticated economic analysis and modeling of

issues arising in M&A transactions, complex antitrust

litigation, commercial disputes, international arbitration,

regulatory proceedings and a wide range of securities

litigation. Our statistical and economic experts help clients analyze complex economic issues, such as the economic

impact of deregulation on a particular industry or the

amount of damages suffered by a business as a result of

particular events.

Medium–Term Initiatives

Continue driving Compass Lexecon

Expand international arbitration, energy and Center for

Healthcare Economics and Policy offerings

Continue to expand cross-segment collaboration

Q3 2016 Key Financial Commentary

Revenues increased $7.9 million, or 6.9%, to $122.5 million for the three months ended September 30, 2016, which included a 2.5%

estimated negative impact from FX. Excluding the estimated

impact of FX, revenues increased by $10.8 million, or 9.4%,

primarily due to higher demand and higher average realization in non-M&A antitrust services in North America, which was partially offset by lower average realization in financial economics services in North America.

Gross profit increased $2.4 million, or 7.8%, to $33.8 million  for the three months ended September 30, 2016.

Gross profit margin increased 0.2 percentage points for the three months ended September 30, 2016. This increase was due to

improved utilization in North America, which was partially offset  by lower utilization in EMEA.

Adjusted Segment EBITDA was $18.4 million, or 15.0 percent of segment revenues, compared to $16.7 million, or 14.5 percent of segment revenues, in the prior year quarter.

Technology

Software & Services Clients

Computer Forensics & Investigations Corporations

Discovery Consulting Government Agencies

Ediscovery Software & Services Law Firms

2010 2011201220132014Q1 2015Q2 2015 Q3 2015Q4 20152015Q1 2016Q2 2016Q3 2016

Segment Revenue $176,607 $218,738 $195,194 $202,663 $241,310$54,654$61,826$55,568$46,551$218,599$48,281$41,882$44,072

Segment Gross Profit

Margin 62.7% 60.0%54.9%52.2%48.0%44.7%43.6%43.9%40.7%43.3%41.5%41.2%41.8%

Segment SG&A $ 59,721 $65,322 $62,436 $59,890 $68,162$18,026$18,297$17,386$17,411$71,120$16,014$16,211$15,129

Adjusted Segment

EBITDA $64,358 $77,011 $57,203 $60,655 $63,545$10,073$12,166$10,813$5,958$39,010$7,823$5,035$7,398

Adjusted Segment

EBITDA Margin 36.4% 35.2%29.3%29.9%26.3%18.4%19.7%19.5%12.8%17.8%16.2%12.0%16.8%

Segment Billable

Headcount 257 290277306344360364354349349313301298

(in thousands, except percentages and headcount data) (unaudited)

Technology (continued)

Segment Offering

The Technology segment is a leading provider of software

and consulting services for e-discovery and information

management. We assist clients with internal, regulatory and

global investigations, early case assessment, litigation and joint defense, antitrust and competition investigations,

including pre-merger notification “Second Request”, and

the secure management, analysis and use of critical

corporate information. We also help clients locate, review

and produce electronically stored information (“ESI”). Our

proprietary Ringtail® software and Acuity® managed review

are used for e-discovery and document review in litigation

and secure information management.

Medium–Term Initiatives

Increased investment in R&D and sales and marketing to

expand the ecosystem for Ringtail®

Ongoing investment in new products and services e.g.,

information governance services, to stay leading edge with

respect to the most complicated, major corporate events

Q3 2016 Key Financial Commentary

Revenues decreased $11.5 million, or 20.7%, to $44.1 million for the three months ended September 30, 2016, due to a decline  in

M&A-related second request activity and reduced demand for

services related to litigation.

Gross profit decreased $6.0 million, or 24.6%, to $18.4 million for the three months ended September 30, 2016.

Gross profit margin decreased 2.1 percentage points for the three months ended September 30, 2016. The decrease was primarily

due to lower demand and realized pricing for managed review

services.

Adjusted Segment EBITDA was $7.4 million, or 16.8 percent of segment revenues, compared to $10.8 million, or 19.5 percent of segment revenues, in the prior year quarter.

Strategic Communications

Services

Corporate Communications Shareholder Activism & Proxy Advisory

Creative Engagement & Digital Communications Strategy Consulting & Research

Crisis Communications Clients

Employee Engagement & Change Communications CEOs

Financial Communications CFOs

Litigation Communications Chief Communications Officers

M&A Communications Investor Relations Officers

Public Affairs Boards of Directors

Restructuring & Financial Issues

2010 2011201220132014Q1 2015Q2 2015Q3 2015Q4 20152015Q1 2016Q2 2016Q3 2016

Segment Revenue $193,198 $200,910 $187,750 $186,245 $189,367$42,126$43,369$55,716$48,763$189,974$45,113$49,924$45,828

Segment Gross Profit

Margin 37.4% 37.2%36.9%34.7%36.7%37.4%36.9%33.0%38.4%36.3%38.0%39.4%37.2%

Segment SG&A $46,469 $50,919 $46,852 $47,874 $48,890$10,444$10,747$10,058$11,471$42,720$11,408$11,518$9,945

Adjusted Segment

EBITDA $28,971 $26,801 $25,019 $18,737 $22,588$5,752$5,631$8,717$7,627$27,727$6,108$8,440$7,509

Adjusted Segment

EBITDA Margin 15.0% 13.3%13.3%10.1%11.9%13.7%13.0%15.6%15.6%14.6%13.5%16.9%16.4%

Segment Billable

Headcount 583 582593590566556551594599599601606624

(in thousands, except percentages and headcount data) (unaudited)

Strategic Communications (continued)

Segment Offering

The Strategic Communications segment provides

comprehensive view of strategic communications with an

integrated suite of services, including financial

communications, corporate reputation, transaction

communications and public affairs in all the major

markets around the world.

Medium–Term Initiatives

Reinforce financial and corporate communications positions

Continued expansion of public affairs practice

Focus on EBIT improvement

Q3 2016 Key Financial Commentary

Revenues decreased $9.9 million, or 17.7%, to $45.8 million for the three months ended September 30, 2016, which included a

3.8% estimated negative impact from FX. Excluding the estimated impact of FX, revenues decreased by $7.8 million, or 14.0%.  This decline was primarily due to an $8.5 million reduction in pass?

through revenues.

Gross profit decreased $1.4 million, or 7.3%, to $17.1 million for the three months ended September 30, 2016.

Gross profit margin increased 4.2 percentage points for the three months ended September 30, 2016. The increase was primarily

due to lower pass-through revenues. Excluding the impact of net pass-through revenues, gross profit margin declined 2.0

percentage points due to higher costs related to ramp up of new hires.

Adjusted Segment EBITDA was $7.5 million, or 16.4 percent of segment revenues, compared to $8.7 million, or 15.6 percent of segment revenues, in the prior year quarter.

Recent Awards & Accolades

FTI Consulting and Compass Lexecon recognized as Most

Highly Regarded Firms in Who’s Who Legal: Consulting

Experts Guide – garners top position with 98 experts

recognized – the most experts named of any firm

Five professionals named to Intellectual Asset

Management (“IAM”) magazine’s Patent 1000 – The

World’s Leading Patent Professionals guide

FTI Consulting named #1 Crisis Management Firm with

the most professionals of any firm named to the The

Deal’s Q3 2016 Bankruptcy League Tables

Forbes magazine named FTI Consulting to inaugural list of

America’s Best Management Consulting Firms in 17

categories

Honored as Best Intellectual Property Consulting Firm by

The National Law Journal

FTI Consulting ranked the #1 provider in crisis management,

litigation valuation, case management software and

corporate investigations support by Corporate Counsel –

selected a top provider in 13 categories

FTI Consulting wins Mega Company Turnaround of the Year

Award from Turnaround Management Association for

Chassix Holdings, Inc. restructuring

FTI Consulting named ALM Vanguard for Dispute Advisory &

Analysis Services by ALM Intelligence in the Forensics &

Dispute Advisory 2016 report

Winner of Best IPO Communications at the Corporate &

Financial Awards in the UK by Communicate magazine

Radiance Visual Analytics Platform wins Computer

Technology Review’s (“CTR”) MVP Award in the Big Data

category

Financial Overview

Revenues and Adjusted Earnings Per Share

$2,100    Revenues

    $1,756 $1,779 $1,800

$1,750    $1,652

    $1,567 $1,577

    $1,400 $1,401

    $1,400

$1,050

Millions)

( $    $700

    $470 $460 $438

$350

$0

    FY 2009FY 2010FY 2011FY 2012FY 2013FY 2014FY 2015Q1  2016Q2 2016Q3 20162016

    Guidance

$3.00     $2.63 Adjusted Earnings Per Share

    $2.37 $2.15?$2.45

$2.50

    $2.13 $2.17 $2.09

$2.00      $1.84

    $1.64

$1.50

$1.00      $0.83 $0.66

    $0.52

$0.50

$0.00

FY 2009    FY 2010FY 2011FY 2012FY 2013FY 2014FY 2015Q1 2016 Q2 2016 Q3 20162016

    Guidance

See accompanying financial tables and “End Notes: FTI Consulting Non?GAAP Data Reconciliations” for the  definition and reconciliations of Adjusted Earnings Per Share, which is a non?GAAP financial measure, to the most directly comparable GAAP measure.

Financial Profile

(In thousands, except for DSOs)

Three Months Ended Three Months Ended Twelve Months Ended Three  Months Ended Twelve Months Ended

September 30, 2016    June 30, 2016December 31, 2015September  30, 2015December 31, 2014

Cash and cash equivalents    $ 225,184 $ 182,665$    149,760$ 104,974 $    283,680

Accounts receivable, net    $ 547,588 $ 547,298$    499,784$554,400$ 485,101

Days sales outstanding (“DSO”)(1)    106 1009710597

Net cash provided by operating activities    $ 70,942 $ 73,732$    139,920$74,034$    135,401

Purchases of property and equipment    $ 10,872 $ 5,621$    31,399$7,141$    39,256

Payments for acquisition of businesses,

                     ,

net of cash received

Purchase and retirement of common

?    ?$    26,532?$ 4,367

stock

Total debt    $ 475,000 $ 500,000$    500,000$520,000$    711,000

(1) DSO is a performance measure used to assess how quickly  revenues are collected by the Company. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced  by billings in excess of services provided, by revenue for the quarter, adjusted for changes in foreign exchange rates. We multiply the  result by the number of days in the quarter.

Appendix

Financial Tables

Reconciliations of Non?GAAP Financial Measures

Q3 2016 FY 2009 Reconciliations of Net Income (Loss) to Adjusted Net Income and Earnings (Loss) Per  Share to Adjusted Earnings Per Share

In thousands, except for per share data

Q3 2016    Q2 2016Q1 20162015201420132012201120102009

Net income (loss)    $21,691 $26,547$30,181$66,053$58,807($10,594)($36,986)$103,903 $65,984 $139,843

Add back:

Special charges, net of tax     1,0593,269 9,63723,267 19,115 9,285 32,733

Goodwill impairment charge     83,752 110,387

Loss on early extinguishment of debt, net of tax     11,881 2,910 3,019

Remeasurement of acquisition related contingent

     600(1,120)(1,718)(12,054)(5,228)(9,953)

consideration, net of tax

Adjusted Net Income (1)    $21,691 $27,606$34,050$76,814$66,726$84,371 $90,198 $103,235 $101,736 $139,843

Earnings (loss) per common share – diluted    $0.52 $0.64$0.73$1.58$1.44($0.27)($0.92)$2.39 $1.38 $2.63

Add back:

Special charges, net of tax     0.020.08 0.240.590.470.210.69

Goodwill impairment charge     2.142.74

Loss on early extinguishment of debt, net of tax     0.28 0.07 0.06

Remeasurement of acquisition related contingent

     0.02(0.02)(0.04)(0.30)(0.13)(0.23)

consideration, net of tax

Impact of denominator for diluted adjusted

     (0.07)(0.06)

earnings per common share

Adjusted earnings per common share – diluted (1)    $0.52 $0.66$0.83$1.84$1.64$2.09$2.17$2.37$2.13$2.63

Weighted average number of common shares

42,065    41,59941,14841,72940,72940,42141,57843,47347,66453,127

outstanding – diluted

(1) See “End Notes: FTI Consulting Non GAAP Data Reconciliations” for the definition of Adjusted Net Income and Adjusted Earnings Per Share.

Reconciliation of Total Adjusted Segment EBITDA to Income Before Income Tax Provision and Net Income

In thousands, except for per share data

QTD YTD

3 Months Ending 9 Months Ending

September 30, 2016 September 30, 2016

Adjusted Segment EBITDA

Corporate Finance & Restructuring $ 17,762 $81,406

Forensic and Litigation Consulting 16,554 51,552

Economic Consulting 18,354 55,054

Technology 7,398 20,256

Strategic Communications 7,509 22,057

Total Adjusted Segment EBITDA (1) $ 67,577 $ 230,325

Segment depreciation expense (7,920) (22,128)

Amortization of intangible assets (2,845) (8,041)

Special Charges - (6,811)

Unallocated corporate expenses, excluding special charges (21,738) (60,890)

Interest income and other 3,213 9,895

Interest expense (6,304) (18,836)

Remeasurement of acquisition-related contingent - (980)

consideration

Income before income tax provision $ 31,983 $ 122,534

Income tax provision (10,292) (44,115)

Net Income $ 21,691 $78,419

(1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliations”  for the definition of Total Adjusted Segment EBITDA.

End Notes: FTI Consulting Non-GAAP Data Reconciliations

We have included the definitions of Segment Operating Income (Loss), Adjusted Segment EBITDA and Adjusted Segment EBITDA Margin, GAAP financial measures, below in order to more fully define the components of certain non-GAAP measures presented in this earnings release. We define Segment Operating Income (Loss) as a segment’s share of Consolidated Operating Income (Loss). We define Total Segment Operating Income (Loss), a non-GAAP financial measure, as the total of Segment Operating Income (Loss) for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income (Loss) for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of Consolidated Operating Income (Loss) before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We define Adjusted Segment EBITDA Margin as Adjusted Segment EBITDA as a percentage of a segment’s revenues. We use Adjusted Segment EBITDA to internally evaluate the financial performance of our segments because we believe it is a useful measure which reflects current core operating performance and provides an indicator of the segment’s ability to generate cash.

We define, non-GAAP measures, Total Adjusted Segment EBITDA as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses, and Adjusted EBITDA as consolidated net income (loss) before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We believe that our non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. In addition, EBITDA and Adjusted EBITDA are common alternative measures of operating performance used by many of our competitors. They are used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP financial measures, provide management and investors with additional supplemental information for comparison of our operating results to the operating results of other companies.

We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), non-GAAP financial measures, as net income (loss) and earnings per diluted share (“GAAP EPS”), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total company operating performance on a consistent basis. We believe that this measure, when considered together with our GAAP financial results and GAAP financial measures, provides management and investors with a more complete understanding of our business operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt.

Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income. Reconciliations of non-GAAP financial measures to GAAP are included in the financial tables accompanying this presentation.

The financial tables accompanying this presentation do not include a reconciliation of the Company’s 2016 Adjusted EPS guidance to an estimate of GAAP EPS. It is difficult to predict and estimate future remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and/or losses on early extinguishment of debt, as these items are dependent on future events that are uncertain. Accordingly, a reconciliation of our non-GAAP financial measure guidance to the corresponding GAAP measure is not available without unreasonable effort.

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